  THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS EXPIRE AT 12:00 MIDNIGHT,
   EASTERN TIME, ON TUESDAY, NOVEMBER 2, 1999, UNLESS THE OFFER IS EXTENDED.

                             LETTER OF TRANSMITTAL
      To Tender Shares of Class A Common Stock and/or Class B Common Stock
                                       of
                              OSHKOSH B'GOSH, INC.
            Pursuant to the Offer To Purchase Dated October 4, 1999

                         DESCRIPTION OF SHARES TENDERED (SEE INSTRUCTIONS 3 AND 4)
NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                                 TENDERED CERTIFICATES
  (PLEASE USE PRE-ADDRESSED LABEL OR FILL IN AS                           (ATTACH SIGNED ADDITIONAL LIST IF
  NAME(S) APPEAR(S) ON CERTIFICATE(S))                                               NECESSARY)
                                                                                                  NUMBER OF
                                                                CLASS    CERTIFICATE  NUMBER OF    SHARES
                                                                (A/B)    NUMBER(S)*    SHARES    TENDERED**



                                                                          TOTAL SHARES TENDERED
  Indicate in this box the order (by Class and certificate number) in which Shares are to be purchased in event of proration. (Attach additional list if necessary.)***See Instruction 10.
  1st:                  2nd:                  3rd:                  4th:                  5th:
    * DOES NOT need to be completed if Shares are tendered by book-entry transfer.
   ** If you desire to tender fewer than all Shares evidenced by any certificates listed above, please indicate in this column the number of Shares you wish to tender. Otherwise, all Shares evidenced by such certificates will be deemed to have been tendered. See Instruction 4.
  *** If you do not designate an order, in the event less than all Shares tendered are purchased due to proration, Shares will be selected for purchase in the order listed above (top Shares first, then second to top Shares, etc., with bottom Shares last), or in any order determined by the Depositary.
  [ ] Check here if any of the certificates representing Shares that you own have been lost, destroyed or stolen. See Instruction 16.
      Number of Shares represented by lost, destroyed or stolen certificates:

                               The Depositary is:
                         HARRIS TRUST AND SAVINGS BANK

             By Mail:                   By Facsimile Transmission:        By Hand or Overnight Courier:
             --------                   --------------------------        -----------------------------
                                     (for Eligible Institutions Only)
  Harris Trust and Savings Bank               (212) 701-7636              Harris Trust and Savings Bank
     c/o Harris Trust Company                 (212) 701-7637                 c/o Harris Trust Company
           of New York                    Confirm by Telephone:                    of New York
       Wall Street Station                    (212) 701-7624                      Receive Window
          P. O. Box 1010                                                    88 Pine Street, 19th Floor
  New York, New York 10268-1010                                              New York, New York 10005

                            ------------------------

     DELIVERY OF THIS INSTRUMENT AND ALL OTHER DOCUMENTS TO ANY ADDRESS OR TRANSMISSION OF INSTRUCTIONS TO AN ADDRESS OTHER THAN AS SET FORTH ON THE COVER PAGE DOES NOT CONSTITUTE A VALID DELIVERY. PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL CAREFULLY, INCLUDING THE ACCOMPANYING INSTRUCTIONS, BEFORE COMPLETING IT.

     This Letter of Transmittal is to be used only if (a) certificates for Shares (as defined below) are being forwarded herewith (or such certificates will be delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Depositary) or (b) a tender of Shares is being made concurrently by book-entry transfer to the account maintained by Harris Trust and Savings Bank (the "Depositary") at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to Section 3 of the Offer to Purchase. See Instruction 2.

     THIS LETTER OF TRANSMITTAL MAY NOT BE USED FOR SHARES ATTRIBUTABLE TO ACCOUNTS UNDER THE COMPANY'S STOCK OPTION PLANS. SEE SECTION 3, "PROCEDURES FOR TENDERING SHARES -- TENDERS BY HOLDERS OF EXERCISABLE OPTIONS" IN THE OFFER TO PURCHASE.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
                PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY

     Shareholders who cannot deliver the certificates for their Shares to the Depositary prior to the Expiration Date (as defined in the Offer to Purchase (as defined below)) or who cannot complete the procedure for book-entry transfer on a timely basis or who cannot deliver a Letter of Transmittal and all other required documents to the Depositary prior to the Expiration Date must, in each case, tender their Shares pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2.

     Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary.
               THIS BOX IS FOR USE BY ELIGIBLE INSTITUTIONS ONLY

  [ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
      TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK- ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

      Name of Tendering Institution:
      --------------------------------------------------------------------------
      Account No.:
      --------------------------------------------------------------------------
      Transaction Code No.:
      --------------------------------------------------------------------------

  [ ] CHECK HERE IF CERTIFICATES FOR TENDERED SHARES ARE BEING DELIVERED
      PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

      Name(s) of Registered Owner(s):
      --------------------------------------------------------------------------
      Date of Execution of Notice of Guaranteed Delivery:
      --------------------------------------------------------------------------
      Name of Institution that Guaranteed Delivery:
      --------------------------------------------------------------------------
      Give Account Number if Delivered by Book-Entry Transfer through The Depository Trust Company
      Account No.:
      --------------------------------------------------------------------------

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

  TO HARRIS TRUST AND SAVINGS BANK

     The undersigned hereby tenders to OshKosh B'Gosh, Inc., a Delaware corporation (the "Company"), the above described shares of the Company's Class A Common Stock (the "Class A Shares") or its Class B Common Stock (the "Class B Shares") (collectively, the "Shares"), at a price per Share indicated in this Letter of Transmittal (unless this Letter of Transmittal is for an Odd Lot Holder who has elected to accept the Purchase Price for the applicable class determined by the Company in accordance with the Offer to Purchase), net to the seller in cash, upon the terms and subject to the conditions set forth in the Company's Offer to Purchase, dated October 4, 1999 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Option Election Form and the related instructions, constitute the "Offer").

     Subject to and effective upon acceptance for payment of the Shares tendered hereby in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of the extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all the Shares that are being tendered hereby and orders the registration of all of those Shares if tendered by book-entry transfer and hereby irrevocably constitutes and appoints the Depositary as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Depositary also acts as the agent of the Company) with respect to the tendered Shares with full power of substitution (this power of attorney being deemed to be an irrevocable power coupled with an interest), to:

     - deliver certificate(s) for the Shares or transfer ownership of the Shares on the account books maintained by the Book-Entry Transfer Facilities, together in either such case with all accompanying evidences of transfer and authenticity, to, or upon the order of, the Company upon receipt by the Depositary, as the undersigned's agent, of the aggregate Class A Purchase Price or Class B Purchase Price (as defined below) with respect to the Shares;

     - present certificates for the Shares for cancellation and transfer on the Company's books; and

     - receive all benefits and otherwise exercise all rights of beneficial ownership of the Shares, subject to the next paragraph, all in accordance with the terms of the Offer.

     The undersigned hereby represents and warrants to the Company that:

          (a) the undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer, including the undersigned's representation and warranty that:

             (i) the undersigned has a net long position in Shares or equivalent securities at least equal to the Shares tendered within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended (the "1934 Act"), and

             (ii) the tender of Shares complies with Rule 14e-4 under the 1934 Act;

          (b) when and to the extent the Company accepts the Shares for purchase, the Company will acquire good, marketable and unencumbered title to them, free and clear of all security interests, liens, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim;

          (c) on request, the undersigned will execute and deliver any additional documents the Depositary or the Company deems necessary or desirable to complete the assignment, transfer and purchase of the Shares tendered hereby; and

          (d) the undersigned has read and agrees to all of the terms of the Offer.

     All authorities conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy, and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

     Please print the name(s) and address(es) of the registered holder(s) above, if they are not already printed above, exactly as they appear on the certificates representing Shares tendered hereby. The class and certificate numbers, the number of Shares represented by the certificates and the number of Shares that the undersigned wishes to tender, should be set forth in the appropriate boxes above. Any order (by class and certificate number) in which the tendered Shares must be purchased should also be indicated above. The price at which the Shares are being tendered should be indicated in the box below (unless this Letter of Transmittal is for a shareholder who has elected to accept the Purchase Price for the applicable class as determined by the Company).

     The undersigned understands that the Company will, upon the terms and subject to the conditions of the Offer, determine a single price per Class A Share (not in excess of $21.00 nor less than $18.50 per Class A Share) net to the seller in cash (the "Class A Purchase Price") that it will pay for Class A Shares properly tendered and not withdrawn prior to the Expiration Date pursuant to the Offer, and the separate price per Class B Share (not in excess of $21.00 nor less than $18.50 per Class B Share) net to the seller in cash (the "Class B Purchase Price") that it will pay for Class B Shares properly tendered and not withdrawn prior to the Expiration Date pursuant to the Offer, taking into account the number of Shares so tendered and the prices (in increments of $.25) specified by tendering shareholders. The undersigned understands that the Company will select the lowest Class A Purchase Price that will allow it to buy 4,500,000 Class A Shares (or any smaller number of Class A Shares as are properly tendered at prices not in excess of $21.00 nor less than $18.50 per Class A Share) pursuant to the Offer, and that the Company will also select the lowest Class B Purchase Price that will allow it to buy 100,000 Class B Shares (or any smaller number of Class B Shares as are properly tendered at prices not in excess of $21.00 nor less than $18.50 per Class B Share) pursuant to the Offer. The undersigned understands that all Shares properly tendered at prices at or below the Purchase Price for the applicable class and not withdrawn prior to the Expiration Date will be purchased at the Purchase Price for the applicable class, upon the terms and subject to the conditions of the Offer, including its proration and conditional tender provisions, and that the Company will return all other Shares not purchased pursuant to the Offer, including Shares tendered at prices greater than the Purchase Price for the applicable class and not withdrawn prior to the Expiration Date and Shares not purchased because of proration or conditional tender.

     The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, the Company may terminate or amend the Offer or may postpone the acceptance for payment of, or the payment for, Shares tendered or may accept for payment fewer than all of the Shares tendered hereby. In any such event, the undersigned understands that certificate(s) for any Shares delivered herewith but not tendered or not purchased will be returned to the undersigned at the address indicated above, unless otherwise indicated under the "Special Payment Instructions" or "Special Delivery Instructions" boxes below. The undersigned recognizes that the Company has no obligation, pursuant to the Special Payment Instructions, to transfer any certificate for Shares from the name of its registered holder, or to order the registration or transfer of Shares tendered by book-entry transfer, if the Company purchases none of the Shares represented by the certificate or tendered by the book-entry transfer.

     The undersigned understands that acceptance of Shares by the Company for payment will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

     The check for the aggregate Purchase Price for the applicable class for that number of the Shares tendered hereby as are purchased will be issued to the order of the undersigned and mailed to the address indicated above, unless otherwise indicated under the "Special Payment Instructions" or "Special Delivery Instructions" boxes below.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

                          PRICE (IN DOLLARS) PER SHARE
                       AT WHICH SHARES ARE BEING TENDERED
                              (SEE INSTRUCTION 5)

                               CHECK ONLY ONE BOX

            IF MORE THAN ONE BOX IS CHECKED OR IF NO BOX IS CHECKED
                      THERE IS NO PROPER TENDER OF SHARES

              SHARES TENDERED AT PRICE DETERMINED BY DUTCH AUCTION

[ ] I want to maximize the chance of having OshKosh purchase all of the Shares I am tendering (subject to the possibility of proration). Accordingly, by checking this ONE box INSTEAD OF ONE OF THE PRICE SELECTION BOXES BELOW, I hereby tender my Shares at the Purchase Price for the applicable class resulting from the dutch auction tender process. I acknowledge that this action will result in me receiving a price per Share that could be as low as $18.50 or as high as $21.00.

                                       OR

                SHARES TENDERED AT PRICE SELECTED BY SHAREHOLDER

By checking ONE of the boxes below INSTEAD OF THE BOX ABOVE, I hereby tender Shares at the price checked. I acknowledge that this action could result in none of the Shares being purchased if the Purchase Price for Shares of the applicable class is less than the price checked. (SHAREHOLDERS WHO DESIRE TO TENDER SHARES AT MORE THAN ONE PRICE MUST COMPLETE A SEPARATE LETTER OF TRANSMITTAL FOR EACH PRICE AT WHICH SHARES ARE TENDERED.)

     --                 [ ]  $19.00             [ ]  $20.00             [ ]  $21.00
     --                 [ ]  $19.25             [ ]  $20.25                  --
[ ]  $18.50             [ ]  $19.50             [ ]  $20.50                  --
[ ]  $18.75             [ ]  $19.75             [ ]  $20.75                  --

                               CONDITIONAL TENDER
                              (SEE INSTRUCTION 9)

A. Do you intend to make a conditional tender of your Shares?

If so, you MUST complete the following:

     Minimum number of Shares to be sold: ---------------------------------

     If not all tendered Shares are purchased, select them as follows (check one):*

     [ ] Purchase my outstanding Shares first, in the order indicated in this Letter of Transmittal, even if I am also conditionally exercising and tendering Option Shares.

     [ ] I am also conditionally exercising and tendering Option Shares.
         Purchase my Options Shares first, in the order indicated in my Option Exercise Form.

B. Are you tendering all of your Shares?**

[ ] Check here if you ARE tendering all of your Shares, including any Shares you own directly or in street name that are already issued and outstanding and any Option Shares you are conditionally exercising.

[ ] Check here if you are NOT tendering all of your Shares, including any Shares you own directly or in street name that are already issued and outstanding and any Option Shares you are conditionally exercising.

 * If neither box is checked, we will purchase outstanding Shares first, in the order indicated on page 1.

** If neither box is checked, we will assume you ARE tendering all of your Shares.

                                    ODD LOTS
                              (SEE INSTRUCTION 8)

     To be completed ONLY if the Shares are being tendered by or on behalf of a person owning beneficially or of record an aggregate of fewer than 100 Class A Shares or fewer than 100 Class B Shares. The undersigned either (check one box):

     [ ] is the beneficial or record owner of an aggregate of fewer than 100
         Class A Shares and/or Class B Shares, and all of the Shares of that class are being tendered; or

     [ ] is a broker, dealer, commercial bank, trust company, or other nominee that (a) is tendering for the beneficial owner(s) thereof, Shares with respect to which it is the record holder, and (b) believes based upon representations made to it by such beneficial owner(s) that each such person is the beneficial owner of an aggregate of fewer than 100 Class A Shares and/or fewer than 100 Class B Shares and is tendering all of the shares of that class.

     In addition, the undersigned is tendering the Shares either (check one box):

     [ ] at the Purchase Price for the applicable class, as determined by the Company in accordance with the terms of the Offer (persons checking this box need not indicate the price per Share below); or

     [ ] at the price per Share indicated below under "Price (In Dollars) Per
         Share At Which Shares Are Being Tendered."

                ODD LOT SHARES CANNOT BE CONDITIONALLY TENDERED.

                          SPECIAL PAYMENT INSTRUCTIONS
                      (SEE INSTRUCTIONS 1, 4, 6, 7 AND 11)

To be completed ONLY if certificates for Shares not tendered or not purchased and/or any check for the aggregate Purchase Price of Shares purchased are to be issued in the name of and sent to someone other than the undersigned.

Issue: [ ] Check to:     [ ] Certificates to:

Name(s)
--------------------------------------------------------------------------------
                                 (Please Print)

Address
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   (Zip Code)

--------------------------------------------------------------------------------
              (Taxpayer Identification or Social Security Number.
                            See Substitute Form W-9)

                         SPECIAL DELIVERY INSTRUCTIONS
                      (SEE INSTRUCTIONS 1, 4, 6, 7 AND 11)

To be completed ONLY if certificates for Shares not tendered or not purchased and/or any check for the Purchase Price of Shares purchased, issued in the name of the undersigned, are to be mailed to someone other than the undersigned at an address other than that Issue: shown above.

Mail: [ ] Check to:     [ ] Certificates to:

Name(s)
--------------------------------------------------------------------------------
                                 (Please Print)

Address
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   (Zip Code)

                                PLEASE SIGN HERE
            (PLEASE ALSO COMPLETE AND RETURN THE ENCLOSED FORM W-9)

        (Must be signed by the registered holder(s) exactly as name(s) appear(s) on certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificate(s) and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or another person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 6.)

   ->----------------------------------------------------------------------<-

   ->----------------------------------------------------------------------<-

                            Signature(s) of owner(s)

   Dated: ------------------------------------------------------------ , 1999

   Name(s): -----------------------------------------------------------------
                                 (Please print)

   Capacity (full title): ---------------------------------------------------

   Address: -----------------------------------------------------------------

   Area Code(s) and Telephone Number(s): ------------------------------------

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 6)

   Name of Firm: ------------------------------------------------------------

   Authorized Signature: ----------------------------------------------------

   Name: --------------------------------------------------------------------
                                 (Please print)

   Title: -------------------------------------------------------------------

   Address: -----------------------------------------------------------------
                               (Include zip code)

   Area Code and Telephone Number: ------------------------------------------

   Dated: ------------------------------------------------------------ , 1999

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a firm which is a bank, broker, dealer, credit union, savings association, or other entity that is a member in good standing of the Securities Transfer Agents Medallion Program ("Eligible Institutions"). No signature guarantee is required if:

          (a) this Letter of Transmittal is signed by the registered holder of the Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of the Shares) exactly as the name of the registered holder appears on the certificate(s) tendered with this Letter of Transmittal and payment and delivery are to be made directly to the registered holder; or

          (b) the Shares are tendered for the account of an Eligible
     Institution.

     In all other cases, including any case in which the owner has completed either the box entitled "Special Payment Instructions" or "Special Delivery Instructions" above, an Eligible Institution must guarantee all signatures on this Letter of Transmittal. See Instructions 6 and 11.

     2. Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures. This Letter of Transmittal is to be used only if certificates for Shares are delivered with it to the Depositary (or the certificates will be delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Depositary) or if a tender for Shares is being made concurrently pursuant to the procedure for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase. Certificates for all physically tendered Shares or confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of Shares tendered electronically, together in each case with a properly completed and duly executed Letter of Transmittal or duly executed and manually signed facsimile of it, or an Agent's Message in the case of a book-entry transfer, and any other documents required by this Letter of Transmittal, should be mailed or delivered to the Depositary at the appropriate address set forth herein and must be delivered to the Depositary on or before the Expiration Date (as defined in the Offer to Purchase). DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

     Shareholders whose certificates are not immediately available or who cannot deliver certificates for their Shares and all other required documents to the Depositary before the Expiration Date, or whose Shares cannot be delivered on a timely basis pursuant to the procedures for book-entry transfer, must, in any case, tender their Shares by or through any Eligible Institution by properly completing and duly executing and delivering a Notice of Guaranteed Delivery (or facsimile of it) and by otherwise complying with the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to the guaranteed delivery procedure, certificates for all physically tendered Shares or book-entry confirmations, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile of it), or an Agent's Message in the case of a book-entry transfer, and all other documents required by this Letter of Transmittal, must be received by the Depositary within three (3) Nasdaq trading days after receipt by the Depositary of the Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase.

     The Notice of Guaranteed Delivery may be delivered by hand or transmitted by telegram, facsimile transmission or mail to the Depositary and must include a signature guarantee by an Eligible Institution in the form set forth in the Notice. For Shares to be tendered validly pursuant to the guaranteed delivery procedure, the Depositary must receive the Notice of Guaranteed Delivery on or before the Expiration Date.

     THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CERTIFICATES FOR SHARES, THE LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS, IS AT THE ELECTION AND RISK OF THE TENDERING SHAREHOLDER. IF DELIVERY IS BY MAIL, THEN WE RECOMMEND REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED.

     The Company will not accept any alternative, conditional or contingent tenders, nor will it purchase any fractional Shares, except as expressly provided in the Offer to Purchase. All tendering shareholders, by execution of this Letter of Transmittal (or a manually signed facsimile of it), waive any right to receive any notice of the acceptance of their tender.

     3. Inadequate Space. If the space provided in the box captioned "Description of Shares Tendered" is inadequate, the certificate numbers, the class or classes, and/or the number of Shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

     4. Partial Tenders and Unpurchased Shares. This Instruction is not applicable to shareholders who tender by book-entry transfer. If fewer than all Shares evidenced by any certificate are to be tendered, fill in the number of Shares that are to be tendered in the column entitled "Number of Shares Tendered, in the box captioned "Description of Shares Tendered." In any such case, if any tendered Shares are purchased, a new certificate for the remainder of the Shares (including any Shares not purchased) evidenced by the old certificate(s) will be issued and sent to the registered holder(s), unless otherwise specified in either the "Special Payment Instructions" or "Special Delivery Instructions" box on this Letter of Transmittal, as soon as practicable after the Expiration Date. Unless otherwise indicated, all Shares represented by the certificate(s) listed and delivered to the Depositary will be deemed to have been tendered.

     5. Indication of Price at Which Shares are being Tendered. Unless this Letter of Transmittal is for an Odd Lot Holder who has elected to accept the Purchase Price for the applicable class determined by the Company and has checked the appropriate box, in order for Shares to be properly tendered, the shareholder MUST check either the box indicating the price per Share at which he or she is tendering Shares or the box tendering the shares at the price resulting from the dutch auction tender process, in either case under the caption "Price (In Dollars) Per Share At Which Shares Are Being Tendered" on this Letter of Transmittal. ONLY ONE BOX MAY BE CHECKED. IF MORE THAN ONE BOX IS CHECKED OR IF NO BOX IS CHECKED, THERE IS NO PROPER TENDER OF SHARES. A shareholder wishing to tender portions of his or her Shares at different prices must complete a separate Letter of Transmittal (and, if applicable, a separate Notice of Guaranteed Delivery) for each price at which he or she wishes to tender each portion of his or her Shares. The same Shares cannot be tendered at more than one price unless previously properly withdrawn as provided in Section 4 of the Offer to Purchase.

     6. Signatures on Letter of Transmittal, Stock Powers and Endorsements.

          (a) If this Letter if Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

          (b) If any tendered Shares are registered in the names of two or more joint holders, each such holder must sign this Letter of Transmittal.

          (c) When this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsement(s) of certificate(s) representing the Shares or separate stock power(s) are required unless payment is to the made or the certificate(s) for the Shares not tendered or not purchased are to be issued to a person other than the registered holder(s). If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s), or if payment is to be made to a person other than the registered holder(s), the certificate(s) must be endorsed or accompanied by appropriate stock power(s), in either case signed exactly as the name(s) of the registered holder(s) appears on the certificate(s). SIGNATURES ON THE CERTIFICATE(S) OR STOCK POWER(S) MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION. SEE INSTRUCTION 1.

          (d) If this Letter of Transmittal or any certificate(s) or stock powers(s) are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in any fiduciary or representative capacity, the signing persons should so indicate when signing and must submit proper evidence satisfactory to the Company of their authority to act.

     7. Stock Transfer Taxes. Except as provided in this Instruction 7, no stock transfer tax stamps or funds to cover stock transfer taxes need accompany this Letter of Transmittal. The Company will pay or cause to be paid any stock transfer taxes payable on the transfer to it of Shares purchased pursuant to the Offer. If, however:

          (a) payment of the aggregate Purchase Price for Shares tendered hereby and accepted for purchase is to be made to any other person than the registered holder(s);

          (b) Shares not tendered or not accepted for purchase are to be registered in the name(s) of any person(s) other than the registered holder(s); or

          (c) tendered certificates are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal;

then the Depositary will deduct the amount of any stock transfer taxes (whether imposed on the registered holder, the transferee or otherwise) payable on account of the transfer from the aggregate Purchase Price payable for the Shares tendered hereby, unless satisfactory evidence of the payment of the taxes or any exemption from the taxes is submitted to the Depositary.

     8. Odd Lots. As described in Section 1 of the Offer to Purchase, if the Company is to purchase fewer than all Shares tendered at or below the Class A Purchase Price or the Class B Purchase Price before the Expiration Date and not withdrawn, the Shares of the applicable class that are purchased first will consist of all Shares of that class tendered by any shareholder who owned of record or owned beneficially an aggregate of fewer than 100 Class A Shares and/or fewer than 100 Class B Shares, as applicable, at or below the applicable Purchase Price (an "Odd Lot Holder"). This preference will not be available unless the box captioned "Odd Lots" is completed.

     9. Conditional Tenders. As described in Sections 1 and 6 of the Offer to Purchase, shareholders may condition their tenders of Shares of a particular class (including any option shares acquired and tendered pursuant to the conditional exercise procedures described in the Offer to Purchase and the Option Exercise Form) on all or a minimum number of their tendered Shares of a that class being purchased ("Conditional Tenders"). If the Company is to purchase less than all Shares of either class tendered before the Expiration Date and not withdrawn, the Depositary will perform a preliminary proration of the Shares of that class, and any Shares tendered at or below the Purchase Price for that class pursuant to a Conditional Tender for which the condition was not satisfied by the preliminary proration will be deemed withdrawn, subject to reinstatement if the conditionally tendered Shares are subsequently selected by random lot for purchase subject to Sections 1 and 6 of the Offer to Purchase. If you hold vested options and are conditionally exercising and tendering any option shares, you must complete the Conditional Tender box on both your Option Exercise Form and your Letter of Transmittal for any outstanding Shares, even if the condition relates only to Shares covered by one form or the other. ALTHOUGH SHAREHOLDERS WHO TENDER ONLY A PORTION OF THEIR SHARES (INCLUDING OPTION SHARES) ARE PERMITTED TO MAKE CONDITIONAL TENDERS, CONDITIONAL TENDERS WILL BE SELECTED BY LOT FOR REINSTATEMENT ONLY FROM SHAREHOLDERS WHO TENDER ALL OF THEIR SHARES OF THE APPLICABLE CLASS (INCLUDING ANY OPTION SHARES BEING CONDITIONALLY EXERCISED IN CONNECTION WITH THE OFFER). All tendered Shares will be deemed unconditionally tendered unless the "Conditional Tender" box is completed. The Conditional Tender alternative is made available primarily so that a shareholder may assure that the purchase of Shares from the shareholder pursuant to the Offer will be treated as a sale of the Shares by the shareholder, rather than the payment of a dividend to the shareholder, for federal income tax purposes. Odd Lot Shares, which will not be subject to proration, cannot be conditionally tendered. It is the tendering shareholder's responsibility to determine the minimum number of Shares of either class that must be purchased from the shareholder in order for the shareholder to qualify for sale (rather than dividend) treatment. We encourage each shareholder to consult his or her own tax advisor.

     IN THE EVENT OF PRORATION, ANY SHARES TENDERED PURSUANT TO A CONDITIONAL TENDER FOR WHICH THE MINIMUM REQUIREMENTS ARE NOT SATISFIED MAY NOT BE ACCEPTED AND WILL BE DEEMED WITHDRAWN.

     10. Order of Purchase in the Event of Proration. As described in Section 1 of the Offer to Purchase, shareholders may designate the order in which their Shares of a particular class are to be purchased in the event of proration. The order of purchase may have an effect on the federal income tax treatment of the Purchase Price for the Shares purchased. If you do not designate an order and fewer than all Shares tendered are purchased due to proration, Shares will be selected in the order in which they are listed in the box entitled "Description of Shares Tendered." If for any reason the order is not clearly specified, Shares will be selected by the Depositary. See Sections 1 and 14 of the Offer to Purchase.

     11. Special Payment and Delivery Instructions. If certificate(s) for Shares not tendered or not purchased and/or check(s) are to be issued in the name of a person other than the signer of the Letter of Transmittal or to the signer at a different address, the boxes captioned "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed as applicable and signatures must be guaranteed as described in Instruction 1.

     12. Irregularities. All questions as to the number of Shares to be accepted, the price to be paid therefor and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be determined by the Company in its sole discretion. The Company's determinations will be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders of Shares it determines not to be in proper form or the acceptance of which or payment for which may, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any of the conditions of the Offer and any defect or irregularity in the tender of any particular Shares, and the Company's interpretation of the terms of the Offer (including these instructions) will be final and binding on all parties. No tender of Shares will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within the time that the Company may determine. None of the Company, the Dealer Manager (as defined in the Offer to Purchase), the Depositary, the Information Agent (as defined in the Offer to Purchase) or any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any notice of defects or irregularities.

     13. Questions and Requests for Assistance and Additional Copies. Questions and requests for assistance may be directed to, or additional copies of the Offer to Purchase, the Notice of Guaranteed Delivery and this Letter of Transmittal may be obtained from, the Information Agent or the Dealer Manager at their addresses and telephone numbers set forth at the end of this Letter of Transmittal or from your broker, dealer, commercial bank or trust company.

     14. 31% Backup Withholding. Under federal income tax law, a shareholder who receives a payment pursuant to the Offer is required to provide the Depositary (as payer) with the shareholder's correct taxpayer identification number ("TIN") on Substitute Form W-9. If the shareholder is an individual, the TIN is his or her social security number. If the Depositary is not provided with the correct TIN, payments that are made to the shareholder or other payee with respect to the Offer may be subject to 31% backup withholding.

     Certain shareholders (including, among others, corporations and certain foreign individuals) may not be subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, the shareholder must submit a Form W-8, signed under penalties of perjury, attesting to the individual's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

     If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the shareholder or other payee. Backup withholding is not an additional tax. Rather, the tax liability of the persons subject to backup withholding will be reduced by the amount of tax withheld, provided that the required information is given to the Internal Revenue Service. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

     The box in Part 3 of the Substitute Form W-9 may be checked if the submitting shareholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the shareholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 31% on all payments made prior to the time a properly certified TIN is provided to the Depositary.

However, the withheld amount will be refunded to the shareholder if a TIN is provided to the Depositary within 60 days.

     The shareholder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the record owner of the Shares or of the last transferee appearing on the transfers attached to, or endorsed on, the Shares. If the Shares are registered in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

     15. Withholding for Non-U.S. Shareholders. Although a non-U.S. shareholder may be exempt from U.S. federal backup withholding, certain payments to non-U.S. shareholders are subject to U.S. withholding tax at a rate of 30%. The Depositary will withhold the 30% from gross payments made to any non-U.S. shareholder pursuant to the Offer unless the Depositary determines that a non-U.S. shareholder is either exempt from the withholding or entitled to a reduced withholding rate under an income tax treaty. For purposes of this discussion, a "non-U.S. shareholder" means a shareholder who is not (1) a citizen or resident of the Untied States, (2) a corporation or partnership created or organized in the United States or under the law of the United States or of any State or political subdivision of the foregoing, (3) an estate the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source, or (4) a "United States Trust." A United States Trust is any trust if, and only if, (1) a court within the United States is able to exercise primary supervision over the administration of the trust and
(2) one or more U.S. trustees have the authority to control all substantial decisions of the trust. A non-U.S. shareholder will not be subject to the withholding tax if the payment from the Company is effectively connected with the conduct of a trade or business in the United States by the non-U.S. shareholder (and, if certain tax treaties apply, is attributable to a Unites States permanent establishment maintained by the non-U.S. shareholder) and the non-U.S. shareholder has furnished the Depositary with a properly executed IRS Form 4224 prior to the date of payment.

     A non-U.S. shareholder who is eligible for a reduced rate of withholding pursuant to a U.S. income tax treaty must certify that fact to the Depositary by providing to the Depositary a properly executed IRS Form 1001 prior to the time payment is made. A non-U.S. shareholder may be eligible to obtain from the IRS a refund of tax withheld if the non-U.S. shareholder is able to establish that no tax (or a reduced amount of tax) is due.

     16. Lost, Destroyed or Stolen Certificates. If any certificate(s) representing Shares has been lost, destroyed or stolen, the shareholder should promptly notify the Depositary by checking the box provided in the box titled "Description of Shares Tendered" and indicating the number of Shares represented by the certificate(s) so lost, destroyed or stolen. The shareholder will then be instructed by the Depositary as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificates have been followed. Please allow sufficient time to complete those procedures.

                                PAYER'S NAME: HARRIS TRUST AND SAVINGS BANK

                               PART 1--PLEASE PROVIDE YOUR TIN IN THE BOX
  SUBSTITUTE                   AT RIGHT AND CERTIFY BY SIGNING AND DATING     -----------------------------
  FORM W-9                     BELOW.                                            Social Security Number
                                                                              OR
                                                                                --------------------------
                                                                              Employer Identification Number
  DEPARTMENT OF THE TREASURY   PART 2--                                       PART 3--
  INTERNAL REVENUE SERVICE     CERTIFICATION -- Under Penalties of Perjury,   Awaiting TIN  [ ]
                               I certify that:
                               (a) The number shown on this form is my
                                   correct Taxpayer Identification Number (or I
                                   am waiting for a number to be issued to
                                   me) and
                               (2) I am not subject to backup withholding
                                   either because: (a) I am exempt from backup
                                   withholding, or (b) I have not been
                                   notified by the Internal Revenue Service
                                   (the "IRS") that I am subject to backup
                                   withholding as a result of a failure to
                                   report all interest or dividends, or (c)
                                   the IRS has notified me that I am no
                                   longer subject to backup withholding.
                               CERTIFICATION INSTRUCTIONS -- You must cross out Part 3 item (2) above if you
  REQUEST FOR TAXPAYER         have been notified by the IRS that you are currently subject to backup
  IDENTIFICATION NUMBER        withholding because of under reporting interest or dividends on your tax
  (TIN) AND CERTIFICATION      return. However, if after being notified by the IRS that you are subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).
                               SIGNATURE                                   DATE
                                        ----------------------------------      ---------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX
                        IN PART 3 OF SUBSTITUTE FORM W-9

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

  I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me will be withheld; but that such amounts will be refunded to me if I then provide a Taxpayer Identification Number within sixty
(60) days.

SIGNATURE                                   DATE
         ----------------------------------      -------------------------------

                    The Information Agent for the Offer is:

                             D. F. KING & CO., INC.
                                77 WATER STREET
                               NEW YORK, NY 10005

                    Banks and Brokerage Firms Call Collect:
                                 (212) 425-1685
                           All Others Call Toll Free:
                                 (888) 246-5358

                      The Dealer Manager for the Offer is:

                              GOLDMAN, SACHS & CO.
                                85 Broad Street
                            New York, New York 10004
                                 (212) 902-1000

IMPORTANT: This Letter of Transmittal or a manually signed facsimile hereof (together with certificates for the Shares being tendered and all other required documents), or a Notice of Guaranteed Delivery, must be received prior to 12:00 midnight, Eastern Time, on the Expiration Date.